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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - April 18, 1995



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



                  Pennsylvania             1-7410            25-1233834
        (State or other jurisdiction    (Commission       (I.R.S. Employer
               of incorporation)        File Number      Identification No.)




                            One Mellon Bank Center
                               500 Grant Street
                        Pittsburgh, Pennsylvania                    15258
                   (Address of principal executive offices)       (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number     Description

 99.1 Mellon Bank Corporation Press Release, dated April 18, 1995, regarding first quarter results of operations.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    MELLON BANK CORPORATION



Date:  April 18, 1995               By:   Steven G. Elliott
                                          Steven G. Elliott
                                          Vice Chairman, Chief
                                          Financial Officer and Treasurer

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                                EXHIBIT INDEX



Number     Description                      Method of Filing

99.1       Press Release dated              Filed herewith
           April 18, 1995